                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


       We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-41295) of Kaneb Services, Inc. of our report dated June 24, 1994, appearing on Page F-2 of this Form 11-K.



       PRICE WATERHOUSE
       Dallas, Texas
       June 28, 1994